Basis of preparation	6 Months Ended
Jun. 30, 2022
Basis Of Preparation
Basis of preparation

1.	Basis of preparation

The unaudited interim condensed consolidated financial statements of Valneva SE (“the Company”) together with its subsidiaries (the “Group” or “Valneva”) as at June 30, 2022 and for the six months ended June 30, 2022 and June 30, 2021, have been prepared in accordance with IAS 34 Interim Financial Reporting as adopted by the European Union (EC) and issued by the IASB authorizing the presentation of selected explanatory notes. In consequence, these consolidated financial statements must be read in conjunction with the consolidated annual financial statements for the year ended December 31, 2021.

The unaudited interim condensed consolidated financial statements of the Company were approved by the Management Board and authorized for issuance by the Supervisory Board on August 10, 2022.

The accounting policies adopted in the preparation of the unaudited interim consolidated financial statements are consistent with those followed in the preparation of the Group’s annual consolidated financial statements for the year ended December 31, 2021.

For ease of presentation, numbers have been rounded and, where indicated, are presented in thousands of Euros. Calculations, however, are based on exact figures. Therefore, the sum of the numbers in a column of a table may not conform to the total figure displayed in the column.

The unaudited interim condensed consolidated financial statements have been prepared on a going concern basis. Although it is difficult to predict future liquidity requirements, Valneva believes that the existing cash and cash equivalents as of June 30, 2022 amounting to €336.2 million will be sufficient to fund its operations for at least the next 12 months from the date of authorization of publication of these consolidated financial statements. While certain risks may have an adverse effect on the Company’s cash runway, debt and equity financing options exist to provide necessary funding.

Standards, amendments to existing standards and interpretations whose application is not yet mandatory

No standards, amendments to existing standards, or interpretations that were published but not yet applicable as of June 30, 2022, were early adopted or are expected to significantly impact the Company’s financial statements.

SIGNIFICANT EVENTS OF THE PERIOD AND SIGNIFICANT AGREEMENTS

COVID-19

Vaccine Supply Agreement with the UK Authority from 2020, its termination in 2021 and Settlement Agreement of 2022

In September 2020, Valneva entered into a supply agreement (“UK Supply Agreement”), with the Secretary of State for Business, Energy and Industrial Strategy of the United Kingdom (“UK Authority”), pursuant to which Valneva was obligated to develop, manufacture and supply SARS-CoV-2 vaccines, to the UK Authority in the United Kingdom of Great Britain, and Northern Ireland (“the UK”), including an obligation for Valneva to upgrade its manufacturing facilities in Scotland.

In September 2021, Valneva received notice of the UK Authority’s decision to terminate the UK Supply Agreement, and the termination became effective in October 2021.

In June 2022, Valneva and the UK Authority signed a settlement agreement. The settlement agreement resolves certain matters relating to the obligations of the Company and UK Authority following the termination of the UK Supply Agreement and in relation to the separate agreement relating to clinical trials of Valneva’s inactivated, adjuvanted COVID-19 vaccine candidate, VLA2001, in the UK, which remains in place. The Company continues to have certain other obligations (as stated below) pursuant to provisions of the UK Supply Agreement that survive its termination. Valneva has recognized an additional revenue of €89.4 million in the six months ended June 30, 2022; see Note 4.

Valneva’s other obligations relate to a royalty payable to the UK Authority for non-UK COVID sales (“royalty obligation”) as well as to investments in manufacturing, such as Valneva’s Almeida manufacturing facility, which was constructed with funds advanced by the UK Authority. Valneva assessed the likelihood of this royalty obligation and concluded it as remote, therefore no refund liability was accounted for as at June 30, 2022. Valneva may have certain obligations to the UK Authority, such as a partial return of funding received, with respect to assets acquired if they are sold, disposed, or repurposed (“CAPEX obligation”) on or before December 31, 2022. As of June 30, 2022, Valneva included €81.9 million in refund liabilities  related to the CAPEX obligation as at June 30, 2022; see Note 20.

Advance Purchase Agreement with the European Commission in 2021 and notice of intent to terminate the Advance Purchase Agreement in 2022

In November 2021, Valneva signed an Advance Purchase Agreement (“APA”) with the European Commission (“EC”) to supply up to 60 million doses of VLA2001 over two years. Under the terms of the APA, Valneva was to deliver 24.3 million doses in 2022 (starting in April 2022), subject to approval of VLA2001 by the European Medicines Agency (“EMA”). The EC had an option to purchase a further 35.7 million doses for delivery in 2023. During 2021, no revenue was recognized, as the deliveries were to start in the second quarter of 2022. Advanced payments of €116.9 million were included as contract liabilities as at December 31, 2021.

In May 2022, Valneva received a notice from the EC of its intent to terminate the APA on the basis of a right to terminate the APA if VLA2001 had not received a marketing authorization from the EMA by April 30, 2022. Based on the terms of the APA, Valneva had 30 days from May 13, 2022, to obtain a marketing authorization, which Valneva did not obtain within this period. Valneva did, however, obtain a marketing authorization in June 2022. As at the balance sheet date June 30, 2022, Valneva was still working with the EC and the participating EC Member States to agree to a remediation plan. As at June 30, 2022, €116.6 million in advance payments are recorded as contract liabilities; see Note 19. VLA signed an amended APA in July 2022; please refer to Note 27 for more details. The APA does not require reimbursement of down payments that have already been committed. Pursuant to the terms of the APA, a period now opens during which Valneva will provide a financial statement to the EC describing the use of the advance payments.

Authorizations and Emergency Use granted by Health Authorities for Valneva’s inactivated, adjuvanted COVID-19 vaccine, VLA2001 in 2022

In March 2022, Valneva announced that the National Health Regulatory Authority (NHRA) of the Kingdom of Bahrain had granted an Emergency Use Authorization for VLA2001.

In April 2022, Valneva announced that the Medicines and Healthcare products Regulatory Agency (MHRA) of the UK had granted Conditional Marketing Authorization for VLA2001, for primary immunization in adults 18 to 50 years of age.

In May 2022, Valneva announced that the United Arab Emirates granted Emergency Use Authorization for VLA2001.

In June 2022, Valneva announced that the EC had granted a marketing authorization for VLA2001 in Europe, for use as primary vaccination in people from 18 to 50 years of age. With this approval, VLA2001 became the first COVID-19 vaccine to receive a standard marketing authorization in Europe. The marketing authorization covers all 28 European Union Member States as well as Iceland, Liechtenstein, and Norway.

LYME

In April 2020, Valneva signed an agreement with Pfizer (the “Collaboration and License Agreement”) to co-develop and commercialize the Group’s Lyme disease vaccine candidate (VLA15). This is classified as an agreement with a customer as defined by IFRS 15 guidance on revenue contracts with customers, and accordingly, amounts received or payable by Valneva under the Collaboration and License Agreement are accounted for in the Group’s revenues. The Collaboration and License Agreement included a €116.9 million ($130 million) upfront payment to Valneva, which was received in June 2020. Valneva is obligated to reimburse certain development costs incurred by Pfizer up to an agreed amount, through completion of the development program, which is expected to finish in 2025. The transaction price according to IFRS15 was determined taking into consideration the expected refund obligation of Valneva relating to Valneva’s share of the development costs. The agreement includes research & development and service performance obligations for which revenue is recognized over time as well as a license performance obligation for which revenue is recognized at a point in time when Pfizer can benefit and use the license without the further involvement of Valneva. The transaction has been allocated according to the various performance obligations in proportion to their standalone selling price. In the year ended December 31, 2021, €14.3 million was recognized as other revenues. €3.0 million of costs to obtain a contract was included in other non-current assets as at December 31, 2021, and €79.6 million was recognized as discounted refund liabilities.

In June 2022, Valneva and Pfizer updated the terms of their Collaboration and License agreement which was signed in April 2020. From May 1, 2022, onward Valneva will fund 40% of the remaining shared development costs compared to 30% in the initial agreement. Pfizer will pay Valneva tiered royalties ranging from 14% to 22%, compared to royalties starting at 19% in the initial agreement. In addition, Valneva is eligible for up to $100 million on the achievement of cumulative sales targets. Other development and early commercialization milestones remain $168 million, including a $25 million payment to Valneva upon Pfizer’s initiation of the Phase 3 study. In the six months ended June 30, 2022, €36.1 million was recognized as net negative other revenues as Valneva’s expected repayment obligations relating to development costs incurred by Pfizer increased compared to the original agreement; as this agreement is accounted for as an IFRS 15 contract with customers, payments to Pfizer are treated as negative revenue. As at June 30, 2022, the discounted refund liability amounted to €118.4 million (December 31, 2021: €79.6 million), of which €59.8 million was recognized as a non-current refund liability. €3.0 million of costs to obtain a contract were included in other non-current assets as at June 30, 2022, For more details, see Note 4 and Note 20.

US DEPARTMENT OF DEFENSE (DoD)

In September 2020, the U.S. Department of Defense (DoD) awarded Valneva a new contract for the supply of IXIARO. The terms of the agreement, as subsequently amended in September 2021, include an initial base year followed by two option years, each with a range of minimum and maximum potential orders. The base year had a minimum value of approximately $53 million for 370,000 doses, and the first option year, which the DoD exercised in September 2021, had a minimum value of approximately $28.8 million for 200,000 doses. The second option year, if exercised, has a minimum value of approximately $36 million for 250,000 doses. In order to support its customer through this pandemic period, Valneva also agreed to provide additional inventory to the DoD after September 2023 to mitigate the potential impact of unused stock that may expire. This replacement inventory will be provided free of charge and resulted in a contract liability of $5.4 million recognized as at June 30, 2022 (December 31, 2021: $5.4 million).

FINANCING

In February 2022, Valneva announced that its subsidiary Valneva Scotland was awarded research and development funding of up to £20 million by Scottish Enterprise, Scotland’s national economic development agency. The investment is comprised of two grants, which build on the agency’s long standing engagement with Valneva and will benefit the Company’s manufacturing site in Livingston. The grants are expected to be received over the next three years. The first grant of up to £12.5 million will support development related to the manufacture of Valneva’s COVID-19 vaccine. The second grant of up to £7.5 million will support development connected to Valneva’s manufacturing processes for other vaccines. As at June 30, 2022, no cash had been received. Valneva could also have to repay the grant funding for the COVID-19 program if it fails to comply with the terms of the grant. Also, the amount and conditions of the grant for the COVID-19 program could change depending on the evolution of the program.

In April 2022, Valneva signed an amendment to increase the principal amount of its existing €54.1 million ($60 million) debt financing agreement with funds managed by leading U.S.-based healthcare investment firms Deerfield Management Company and OrbiMed. The original loan agreement was signed in February 2020. This amendment provided Valneva immediate access to €18.2 million ($20 million), with an additional $20 million available upon potential approval of VLA2001, by the European Medicines Agency. The increased funding will be used to further invest in Research & Development projects, including market access preparations for VLA1553. The loan interest rate remains unchanged at 9.95% (equivalent to 10.09% on an annual basis). The interest-only period was extended from the second quarter of 2023 to the third quarter of 2024, and the loan will now mature in the first quarter of 2027 instead of the first quarter of 2026. As at June 30, 2022, a total of €72.4 million ($80.0 million) was drawn down, including the tranches originally drawn in 2020. As at December 31, 2021, €54.1 million ($60.0 million) was drawn down. As at June 30, 2022, the carrying amount was €71.0 million (December 31, 2021: €49.7 million). The loan is secured by substantially all of Valneva’s assets, including its intellectual property, and is guaranteed by Valneva SE and certain of its subsidiaries.

In June 2022, Valneva signed an Equity Subscription Agreement with Pfizer. Pursuant to the Equity Subscription Agreement, Pfizer invested €90.5 million ($95 million) in Valneva, representing 8.1% of Valneva’s share capital at a price of €9.49 per share. The per share purchase price was determined based on the average closing price of the Company’s shares on Euronext Paris during the 10 trading days preceding the date of the Equity Subscription Agreement. The equity investment closed on June 22, 2022.

KEY SOURCES OF ESTIMATION UNCERTAINTY

Below are listed the key assumptions concerning the future, and other key sources of estimation uncertainty in the reporting period that may have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year. Those assumptions and estimates are discussed below as an update of the key sources of estimation uncertainty provided as at December 31, 2021

●	Notes 1, 4, and 20: The likelihood of the royalty obligation towards the UK Authority was updated. As at December 31, 2021, the royalty obligation was assessed at the maximum amount, as significant COVID sales were expected to occur outside the UK (refer to Note 1). As at June 30, 2022, the terms of the royalty obligation were redefined under the 2022 settlement agreement. As at June 30, 2022 management assessed the likelihood for this future obligation as remote. This resulted in a value of € nil, and the refund liability was updated in this respect. This led to other revenues recognized of €89.4 million (refer to Note 20). Note 4 contains details on the other revenue recognized following the re-assessment of the royalty obligation.

●	Note 13: Write-down analysis for inventories: For the assessment of write-down of raw material the current production plans have been taken into account. Raw material which will not be used before expiry date was written down. For this assessment, the status of the expiry dates as of the balance sheet date was taken. For the assessment of write-downs of work in progress, finished goods and purchased goods, the forecast sales plans and a minimum shelf life at the time of the most current sales expectations have been taken into account. Given the significant changes to the ordered volumes and the expected future demand for VLA2001, a certain amount of related inventory was written-off. The release of write-down for travel vaccines that occurred in the wake of a recovering travel industry during 2022 has likewise been re-considered.

●	Note 25: Recognition and measurement of litigations and contingencies: key assumptions were made about the likelihood and magnitude of an outflow of resources. In estimating the provision for onerous contracts, the management made assumptions regarding the estimated amount of termination costs for certain agreements.